Exhibit 99.1 Third Quarter 2013

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.6 billion in assets *(as of 9.30.13)*
- Institutional ownership: 40%
- Insider ownership: 4%
- $720 million market cap. *(as of 9.30.13)*
- Stock price: $24.22 *(as of 9.30.13)*
- Bank holding company with 55 offices and 5 insurance locations
- Northeast Ohio loan production office established in 2012
- Stock symbol: STBA-NASDAQ Global Select

Harrisburg
Philadelphia
Pittsburgh
Cuyahoga
Summit
Akron
Stark
Clarion
Jefferson
Clearfield
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Westmoreland
Cambria
Blair
Washington
S&T Bank
Mainline
Gateway

5 Corporate Profile

* Peer banks per 2013 proxy statement
** QTD annualized
Common Return on Assets
PA Banks
Peer Bank Median*
STBA
BHC $3-10B
-
0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
-
0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
2008 2009 2010 2011 2012 2Q 2013**

Common Return on Equity
* Peer banks per 2013 proxy statement
** QTD annualized
Peer Bank
Median*
STBA
BHC $3-10 B
PA Banks
-5%
0%
5%
10%
15%
20%
-5%
0%
5%
10%
15%
20%
2008 2009 2010 2011 2012 2Q2013**

8 4 Lines of Business Retail Banking Commercial Banking Wealth Management Insurance

Commercial Banking
• 37 commercial lenders
• 14 business bankers
• Privately held companies with sales
up to $150 million
• Adding producers; 9 new lenders this year
• Northeast Ohio loan production office,
August 2012

Retail Banking
• Over 110,000 households
• 55 branches
• Average branch size of $63.4 million
• Strong markets
– Market deposit growth projections for 75% of branches
exceeds National and State averages.
• Over 80,000 customers enrolled in online banking
• Over 16,000 customers enrolled in mobile banking

Wealth Management
• $1.7 billion AUM
• 3 divisions
– S&T Trust
– S&T Financial Services
– RIA/Stewart Capital
• Annual revenue of $10.9 million; double digit growth
• Mineral management capabilities

S&T-Evergreen Insurance
• Full service agency
– Commercial P&C (75%)
– Group life and health (13%)
– Personal lines (12%)
• Annual revenue of $5.7 million
• Focus on increasing penetration of
S&T customer base

Quarterly Summary
2013 2013 2012
Third
Quarter
Second
Quarter
Third
Quarter
Net Income $12.2 $14.1 $12.6
Diluted Earnings per Share $0.41 $0.47 $0.43
Return on Average Assets * 1.07% 1.26% 1.15%
Return on Average Shareholders Equity * 8.86% 10.36% 9.56%
Dollars in millions, except per share data
*
QTD annualized

Income Statement
Dollars in millions, except per share data
2013 2013 2012
Third
Quarter
Second
Quarter
Third
Quarter
Net Interest Income $35.2 $34.6 $33.8
Noninterest Income 12.5 12.9 14.7
Total Revenue 47.7 47.5 48.5
Noninterest Expense (27.9) (28.4) (31.0)
Provision for Loan Losses (3.4) (1.0) (2.3)
Net Income Before Taxes 16.4 18.1 15.2
Taxes (4.2) (4.0) (2.6)
Net Income $12.2 $14.1 $12.6
Diluted Earnings per Share $ 0.41 $ 0.47 $0.43

Balance Sheet
Dollars in millions
September 30,
2013
June 30,
2013
September 30,
2012
Securities $   488 $   480 $   415
Interest-bearing Balances 160 191 285
Loans, Net 3,467 3,400 3,236
Other 473 458 486
Total Assets $4,588 $4,529 $4,422
Deposits $3,694 $3,649 $3,594
Borrowings 277 268 206
Other Liabilities 62 65 88
Equity 555 547 534
Total Liabilities & Equity $4,588 $4,529 $4,422

Loan Portfolio
Dollars in millions
September 30,
2013
June 30,
2013
September 30,
2012
Consumer
Residential Mortgage $  477 $  463 $  410
Home Equity     413 414 447
Installment and Other Consumer 69 68 75
Construction 4 3 2
Total Consumer 963 948 934
Commercial
Commercial Real Estate 1,568 1,501 1,439
Commercial & Industrial 828 827 748
Construction 152 167 158
Total Commercial 2,548 2,495 2,345
Total Portfolio Loans 3,511 3,443 3,279
Total Loans Held for Sale 4 3 3
Total Loans $3,515 $3,446 $ 3,282

Asset Quality
*
QTD annualized
September 30,
2013
June 30,
2013
September 30,
2012
Nonaccrual Loans / Total Loans
1.04% 1.10% 2.01%
Nonperforming Assets / Total Loans Plus
OREO
1.05 1.11 2.06
Net Charge-offs / Average Loans*
0.18 0.10 0.33
Allowance for Loan Losses/ Total Loans
1.37 1.34 1.41
Allowance for Loan Losses/ Nonaccrual
Loans
132 122 70

Nonperforming Loans
Nonperforming  Loans  (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
54.1 1.18 30.1
Total Commercial
14.4 6.36
9.7
Construction
6.9 0.47 3.9
Commercial & Industrial
32.8 1.05
16.5
Commercial Real Estate
Commercial
12.0 0.66 6.3 Total Consumer
0.4
- Construction
- -
-
Installment and Other Consumer
4.0 0.80
3.3
Home Equity
$ 7.6 0.63% $ 3.0
Residential Mortgage
September 30,
2012
Consumer
% NPL
September 30,
2013
Total Nonaccrual Loans $66.1 1.04% $36.4
$  2.9 $  3.3
Specific Reserves
-

Net Interest Margin
2013 2013 2012
Third
Quarter
Second
Quarter
Third
Quarter
Securities – FTE* 2.58% 2.58% 2.89%
Interest Bearing Deposits 0.27 0.28 0.28
Loans – FTE* 4.16 4.28 4.52
Total Earning Assets-FTE
*
3.82 3.89 4.00
Deposits 0.40 0.44 0.59
Borrowings 0.91 1.65 1.92
Total Costing Liabilities 0.44 0.54 0.70
Net Interest Margin
*
3.50% 3.51% 3.50%
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Noninterest Income
Dollars in millions
2013 2013 2012
Third
Quarter
Second
Quarter
Third
Quarter
Debit and Credit Card Fees $ 2.8 $ 3.2 $ 3.0
Service Charges on Deposit Accounts 2.8 2.5 2.6
Wealth Management Fees 2.7 2.8 2.4
Insurance Fees 1.7 1.6 1.7
Mortgage Banking 0.3 0.9 0.8
Other 2.2 1.9 2.1
Total $12.5 $12.9 $12.6

Securities
September 30,
2013
June 30,
2013
September 30,
2012
Agencies $237 $233 $192
Agency CMO 45 47 75
Agency Residential MBS 51 54 40
Agency Commercial MBS 31 31 -
Municipals 115 106 99
Equities 9 9 9
Total   $488 $480 $415
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
September 30,
2013
June 30,
2013
September 30,
2012
Noninterest-bearing Demand $ 974 $ 948 $ 928
Interest-bearing Demand 324 297 322
Money Market 308 329 317
Savings 1,039 1,004 949
Certificates of Deposit < $100K 634 636 737
Certificates Of Deposit > $100K 415 435 341
Total   $3,694 $3,649 $3,594

Capital Ratios
September 30,
2013
June 30,
2013
September 30,
2012
Well-
Capitalized
Leverage 9.61% 9.54% 9.27% 5.00%
Tier 1 – Risk-Based Capital 12.26 12.28 12.01 6.00
Total – Risk-Based Capital 14.27 14.30 15.45 10.00
Tangible Common Equity /
Tangible Assets
*
8.52 8.43 8.32
NA
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Growth – Merger & Acquisition Activity
• 2012 -
Gateway Bank of Pennsylvania
$ 126
• 2012 -
Mainline Bancorp
242
• 2008 -
IBT Bancorp
827
• 2002 -
Peoples Financial Corp
344
• 1998 -
Branch Purchase from Mellon
39
• 1997 -
Peoples Bank of Unity
287
• 1991 -
Atlantic Financial Savings Bank
100
• 1991 -
Vanguard Savings Bank
112

Assets/Deposits Acquired
$2,077
Dollars in Millions

The Right Size
• Big enough to:
– Provide full complement of products and services
– Access technology
– Access capital markets
– Attract talent
– Expand – mergers and acquisitions/de novo
• Small enough to:
– Stay close to our customers
– Understand our markets
– Be responsive

Pennsylvania

Erie
Crawford
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Forest
Venango
Mercer
Elk
Cameron
Wyoming
Sullivan
Lackawanna
Pike
Lycoming
Clinton
Clarion
Jefferson
Clearfield
Luzerne
Monroe
Lawrence
Butler
Armstrong
Centre
Union
Montour
Columbia
Carbon
Beaver
Indiana
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
PITTSBURGH
Allegheny
Westmoreland
Cambria
Blair
Mifflin
Juniata
Perry
Dauphin
Lebanon
Berks
Bucks
Washington
Huntingdon
Montgomery
Cumberland
Lancaster
Chester
PHILADELPHIA
Delaware
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York
S&T Bank Regional Footprint
S&T Bank Locations
Marcellus Shale Formation

26 Marcellus Shale Distribution

STBA Investment Thesis
• Stable Western PA economy
• Long-term Marcellus Shale benefit
• Renewed emphasis on loan growth
• Improved asset quality
• Expense discipline
• Opportunistic acquirer
• Historically high performing

2013 2013 2012
Third
Quarter
Second
Quarter
Third
Quarter
Securities 2.18% 2.19% 2.44%
Adjustment to Fully Taxable-equivalent Basis 0.40 0.39 0.45
Securities Adjusted to Fully Taxable-equivalent Basis 2.58 2.58 2.89
Loans 4.08 4.20 4.44
Adjustment to Fully Taxable-equivalent Basis 0.08 0.08 0.08
Loans Adjusted to Fully Taxable-equivalent Basis 4.16 4.28 4.52
Total Earning Assets 3.70 3.78 3.89
Adjustment to Fully Taxable-Equivalent Basis 0.12 0.11 0.11
Total Earning Assets Adjusted to Fully Taxable-equivalent Basis 3.82 3.89 4.00
Net Interest Margin 3.38 3.40 3.38
Adjustment to Fully Taxable-Equivalent Basis 0.12 0.11 0.12
Net Interest Margin Adjusted to Fully Taxable-equivalent Basis 3.50 3.51 3.50
Shareholders’ Equity/Assets (GAAP Basis) 12.11 12.08 12.08
Effect of Excluding Intangible Assets (3.59) (3.65) (3.76)
Tangible Common Equity/Tangible Assets 8.52 8.43 8.32
APPENDIX – Non-GAAP Measures